UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.

The information provided in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 4, 2008, Hudson Highland Group, Inc. (the “Company”) completed the sale (the “Sale”) of substantially all of the assets of its engineering and technical staffing division (the “Business”) to System One Holdings, LLC (“Buyer”). The Sale was pursuant to an Asset Purchase Agreement (the “Agreement”), dated February 4, 2008, by and among the Company, its subsidiaries Hudson Global Resources Holdings, Inc. and Hudson Global Resources Management, Inc. and Buyer. Buyer is controlled by Troy Gregory, the former Chairman of the Company’s Legal practice group. Greg Lignelli, the former Executive Vice President of the Company’s Energy, Scientific and Managed Staffing practice group, is an investor in Buyer.

At the closing of the Sale, the Company received from Buyer pursuant to the Agreement (i) $10,988,000 in cash, subject to a post-closing net working capital adjustment, (ii) a subordinated note in the aggregate principal amount of $5,000,000 with a five year maturity and (iii) a warrant to purchase 10% of the units of membership interests in Buyer. The Company has the right to receive an additional $600,000 that has been deposited by Buyer into an escrow account upon resolution of certain liabilities. The Company also retained approximately $3,600,000 of receivables of the Business. The aggregate amount of such consideration for the Business was determined as a result of a competitive auction process.

The description of the Agreement set forth above is qualified by reference to the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the press release the Company issued on February 4, 2008, announcing the Sale is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated by reference herein.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

2.1	Asset Purchase Agreement, dated as of February 4, 2008, by and among Hudson Highland Group, Inc., Hudson Global Resources Holdings, Inc., Hudson Global Resources Management, Inc., and System One Holdings, LLC. [The schedules to this document are not being filed herewith. Hudson Highland Group, Inc. agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.]

99.1	Press Release of Hudson Highland Group, Inc. issued on February 4, 2008.

99.2	Unaudited pro forma financial information of Hudson Highland Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: February 4, 2008	By:	/s/ MARY JANE RAYMOND
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
2.1	Asset Purchase Agreement, dated as of February 4, 2008, by and among Hudson Highland Group, Inc., Hudson Global Resources Holdings, Inc., Hudson Global Resources Management, Inc., and System One Holdings, LLC. [The schedules to this document are not being filed herewith. Hudson Highland Group, Inc. agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.]

99.1	Press Release of Hudson Highland Group, Inc. issued on February 4, 2008.

99.2	Unaudited pro forma financial information of Hudson Highland Group, Inc.

4